UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2010

CAMELOT ENTERTAINMENT GROUP INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-3078	52-2195605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

8001 Irvine Center Drive Suite 400 Irvine CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(949) 754 3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities

From September 18, 2010 through September 24, 2010, the Company continued to retire its debt through the issuance of common stock. Upon the issuance of the common stock, the Company’s debt is reduced on its books and records in an amount equal to the total dollar amount of debt being retired. In addition, the Company also issued common stock to one or more individuals and/or entities for services provided to the Company.

From September 18, 2010 through September 24, 2010, a total of three entities elected to convert a total of $42,807 of debt owed to them from the Company as a result of loans made to the Company, pursuant to each entity’s respective Convertible Promissory Notes, into 18,266,760  shares of the Company’s common stock.  The Company relied on the exemption from registration relating to offerings that do not involve any public offering pursuant to Section 4(2) under the Securities Act of 1933 (the “Act”) and/or Rule 506 of Regulation D promulgated pursuant thereto.  The Company believes that each entity is an “accredited investor” under Rule 501 under Regulation D of the Act and had adequate access to information about the Company through its relationship with the Company.

From September 18, 2010 through September 24, 2010, a total of six entities elected to convert a total of $78,617 of debt owed to them from the Company, pursuant to each entity’s respective Convertible Promissory Notes, into 26,661,363 shares of the Company’s common stock.  The Company relied on the exemption from registration relating to offerings that do not involve any public offering pursuant to Section 4(2) under the Securities Act of 1933 (the “Act”) and/or Rule 506 of Regulation D promulgated pursuant thereto.  The Company believes that each entity is an “accredited investor” under Rule 501 under Regulation D of the Act and had adequate access to information about the Company through its relationship with the Company.

From September 18, 2010 through September 24, 2010, a total of 1 individual were issued a total of 3,750,000 shares of the Company’s common stock in consideration of services to the Company valued at $28,125.  The Company relied on the exemption from registration afforded pursuant to Section 4(2) under the Act due to the fact that the issuance of the shares did not involve a public offering of securities.

As of September 24, 2010, the total issued and outstanding shares were 123,966,947, including shares held in reserve in accordance with certain contractual obligations of the Company. The totals shares held in street name, also known as the float, were 92,490,032 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMELOT ENTERTAINMENT GROUP, INC.

Dated: October 6, 2010	By:	/s/ Robert P. Atwell
Robert P. Atwell
Chairman